UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2010

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 22, 2010, Silicon Laboratories Inc. held its Annual Meeting of Stockholders.  The matters voted upon at the meeting and the results of those votes were as follows:

Election of Class III Directors

	Votes For	Votes Withheld	Votes Abstaining	Broker Non-Votes
Robert Ted Enloe, III	39,665,424	361,678	—	2,594,437
Kristen M. Onken	39,739,997	287,105	—	2,594,437

Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending January 1, 2011

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
42,238,576	370,013	12,950	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

April 23, 2010	/s/Paul V. Walsh, Jr.
Date	Paul V. Walsh, Jr.
Vice President of Finance (Principal Accounting Officer)